UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                         Date of Report - May 29, 1998


                         TRANSFINANCIAL HOLDINGS, INC.



                       State of Incorporation - Delaware

                         Commission File No. - 0-12321

                  IRS Employer Identification No. - 46-0278762



                          8245 Nieman Road, Suite 100

                              Lenexa, Kansas 66214

                    (Address of Principal Executive Offices)

                       Telephone Number - (913) 859-0055




ITEM 2.  ACQUISITION OR DISPOSITON OF ASSETS


On May 29, 1998, TransFinancial Holdings, Inc. ("TransFinancial" or "the Company") announced that Universal Premium Acceptance Corporation ("UPAC"), its insurance premium finance subsidiary, had completed the acquisition of all of the issued and outstanding stock of Oxford Premium Finance, Inc. ("Oxford"). Oxford offers short-term collateralized financing of commercial insurance premiums through approved insurance agencies in 17 states throughout the United States. At March 31, 1998, Oxford had outstanding net finance receivables of approximately $21.7 million. This transaction will be accounted for as a purchase. UPAC sold an additional $4.2 million of its receivables under its receivable securitization agreement to obtain funds to consummate the purchase. Concurrently with the closing of the acquisition, UPAC amended its receivables securitization agreement to increase the maximum allowable amount of receivables to be sold under the agreement from $50 million to $65 million and to permit the sale of Oxford's receivables under the agreement. Effective on May 29, 1998, Oxford sold approximately $19 million of its receivables under the securitization agreement using the proceeds to repay the balance outstanding under its prior financing arrangement. The terms of the acquisition and the purchase price resulted from negotiations between UPAC and Oxford Bank & Trust Company, the former sole shareholder of Oxford.

In addition to the stock purchase agreement, UPAC entered into employment
agreements with certain marketing and   operating personnel of Oxford to ensure
continuity of service and relationships with Oxford's key insurance agencies.



Item 7.  FINANCIAL STATEMENTS AND EXHIBITS



                         INDEX TO FINANCIAL STATEMENTS

                                                                     Page

(a)   Historical Financial Statements of Oxford Premium
      Finance, Inc. (business acquired)

      Condensed Interim Financial Statements (Unaudited)

         Condensed Balance Sheet as of March 31, 1998                  4

       Condensed Statement of Income for the three months
            ended March 31, 1998                                       5

       Condensed Statement of Cash Flows for the three months
          ended March 31, 1998                                         6

       Notes to Condensed Interim Financial Statements                 7

     Annual Financial Statements

       Independent Auditor's Report                                    8

       Balance Sheet as of December 31, 1997                           9

       Statement of Income for the year ended
          December 31, 1997                                           10

       Statement of Changes in Stockholder's Equity for the
          year ended December 31, 1997                                11

       Statement of Cash Flows for the year ended
          December 31, 1997                                           12

       Notes to Financial Statements                                  13

(b)  Condensed Pro Forma Financial Statements (Unaudited)

     Description of Pro Forma Financial Statements                    16

     Condensed Pro Forma Balance Sheet as of March 31, 1998           17

     Condensed Pro Forma Statement of Income for the year ended
       December 31, 1997                                              18

     Condensed Pro Forma Statement of Income for the three months
       ended March 31, 1998                                           19

(c)  Exhibits

     2(a) Stock Purchase Agreement by and between Universal
          Premium Acceptance Corporation and Oxford Bank and
          Trust Company, dated April 29, 1998.

     10(a)Amendment No. 4 to Receivables Purchase Agreement by and among APR Funding Corporation, Universal Premium Acceptance Corporation, TransFinancial Holdings, Inc., EagleFunding Capital Corporation and BankBoston, N.A., dated May 29, 1998.

                                                    OXFORD PREMIUM FINANCE, INC.
                                                      CONDENSED BALANCE SHEET
                                                        AS OF MARCH 31, 1998
                                                            (Unaudited)

                                                           (in thousands)
                                                               ASSETS

     Current Assets

       Finance accounts receivables               $21,708
       Other                                           60

          Total current assets                     21,768


     Net Operating Property                            79


          Total Assets                            $21,847




                                                LIABILITIES AND SHAREHOLDER'S EQUITY

     Current Liabilities -
       Accounts payable                           $   640
       Line of credit, related party               18,463
       Other current liabilities                       13

          Total current liabilities                19,116


     Shareholder's Equity                           2,731

       Total Liabilities and Shareholder's Equity $21,847





The accompanying notes to condensed financial statements are an integral part of this statement.



                                                    OXFORD PREMIUM FINANCE, INC.
                                                   CONDENSED STATEMENT OF INCOME
                                             FOR THE THREE MONTHS ENDED MARCH 31, 1998
                                                            (Unaudited)

                                                           (in thousands)

     Interest and Other Fees                                  $    634

     Interest Expense                                              342


       Net interest income before provision for loan loses         292

     Provision for Loan Losses                                      24


       Net interest income                                         268


     Operating and Administrative Expenses:

       Salaries, wages & employee benefits                         124

       Operating supplies & expenses                                95

       Depreciation & amortization                                  11


     Total operating and administrative expenses                   230


     Income Before Income Taxes                                     38

     Income Tax Provision                                           12


     Net Income                                               $     26






The accompanying notes to condensed financial statements are an integral part of this statement.

                                                    OXFORD PREMIUM FINANCE, INC.
                                                      STATEMENT OF CASH FLOWS
                                             FOR THE THREE MONTHS ENDED MARCH 31, 1998
                                                            (Unaudited)

                                                           (in thousands)
Cash Flows From Operating Activities
     Net income                                               $     26
     Adjustments to reconcile net income to net cash
       provided by operating activities:
       Depreciation                                                 11
       Provision for loan losses                                    24
       Other                                                        66

          NET CASH PROVIDED BY OPERATING ACTIVITIES                127



Cash Flows From Investing Activities
         Purchase of furniture and equipment                        (6)
         Insurance premium finance loans made to customers
             net of principal collections and amounts due to
             insurance companies and insured                      (314)

                  NET CASH USED IN INVESTING ACTIVITIES           (320)


Cash Flows From Financing Activities
         Net advances on line of credit                            193

                  NET CASH PROVIDED BY FINANCING ACTIVITIES        193


Net increase in cash                                                 -


Cash:
         Beginning                                                   -


         Ending                                               $      -



Supplemental Disclosures of Cash Flow Information
         Cash payments for interest                           $    342


The accompanying notes to condensed financial statements are an integral part of this statement.


                          OXFORD PREMIUM FINANCE INC.

                    Notes to Condensed Financial Statements

                                  (Unaudited)

(1)      Condensed Financial Statements:

The condensed financial statements of Oxford Premium Finance Inc. ("Oxford") included herein have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC") and have not been examined or reviewed by independent public accountants. In the opinion of management, all adjustments necessary to present fairly the results of operations have been made.

Pursuant to SEC rules and regulations certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted from these statements. In the opinion of management the disclosures contained herein, when read in conjunction with financial statements and notes included in Oxford's 1997 audited financial statements filed herewith are adequate to make the information presented not misleading. It is suggested therefore, that these statements be read in conjunction with the statements and notes included with those financial statements.

(2)      Acquisition:


Oxford, a premium finance company was a wholly-owned subsidiary of Oxford Bank & Trust Company ("Oxford Bank"). On April 29, 1998 Oxford Bank entered into an
agreement for the sale of 100% of the    issued and outstanding shares of common
stock of Oxford to Universal Premium Acceptance Corporation, a wholly-owned subsidiary of TransFinancial Holdings Inc.

The accompanying financial statements do not reflect the costs associated with the sale.



                          INDEPENDENT AUDITOR'S REPORT





To the Board of Directors
Oxford Premium Finance, Inc.
Addison, Illinois


We have audited the accompanying balance sheet of Oxford Premium Finance, Inc. as of December 31, 1997, and the related statements of income, changes in stockholder's equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Oxford Premium Finance, Inc. as of December 31, 1997, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.



                              /s/ McGLADREY & PULLEN LLP



Schaumburg, Illinois
January 9, 1998

                                                    OXFORD PREMIUM FINANCE, INC.
                                         (A WHOLLY OWNED SUBSIDIARY OF OXFORD BANK & TRUST)

                                                           BALANCE SHEET
                                                         DECEMBER 31, 1997

ASSETS


Insurance premium finance receivables, net                                                 $     21,387,468


Deferred tax assets                                                                                  12,000


Prepaid expenses and other assets                                                                   117,294


Furniture and equipment                                                                             287,097
    Less accumulated depreciation                                                                   203,467

                                                                                                     83,630


         TOTAL ASSETS                                                                      $     21,600,392




LIABILITIES AND STOCKHOLDER'S EQUITY


Liabilities
    Line of credit, related party                                                          $     18,269,759
    Amounts due to insurance companies and insured                                                  609,466
    Accrued expenses                                                                                 16,193
    Income taxes payable                                                                                102

                                                                                                 18,895,520


Stockholder's Equity
    Common stock, no par value, 10,000 shares authorized;
         100 shares issued and outstanding                                                              100
    Additional paid-in capital                                                                    2,165,000
    Retained earnings                                                                               539,772

                                                                                                  2,704,872


         TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                                        $     21,600,392



                                                 See Notes to Financial Statements.


                                                    OXFORD PREMIUM FINANCE, INC.
                                         (A WHOLLY OWNED SUBSIDIARY OF OXFORD BANK & TRUST)

                                                        STATEMENT OF INCOME
                                                    YEAR ENDED DECEMBER 31, 1997

Interest and other fees                                                                    $      2,555,475

Interest expense                                                                                  1,407,095


    NET INTEREST INCOME BEFORE PROVISION FOR
         LOAN LOSSES                                                                              1,148,380

Provision for loan losses                                                                            92,300


    NET INTEREST INCOME                                                                           1,056,080


Other expenses:
    Salaries and employee benefits                                                                  544,451
    Depreciation                                                                                     44,848
    Other                                                                                           389,764

                                                                                                    979,063


    INCOME BEFORE INCOME TAXES                                                                       77,017

Income tax expense                                                                                   19,180


    NET INCOME                                                                             $         57,837







                                                 See Notes to Financial Statements.

                                                    OXFORD PREMIUM FINANCE, INC.
                                         (A WHOLLY OWNED SUBSIDIARY OF OXFORD BANK & TRUST)

                                            STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY
                                                    YEAR ENDED DECEMBER 31, 1997

                                                                                Additional
                                                  Common Stock                 Paid-In             Retained

                                               Shares            Amount          Capital           Earning

Balance, December 31, 1996                            100    $         100     $   2,165,000    $     481,935

Net income                                              -                -                 -           57,837


Balance, December 31, 1997                            100    $         100     $   2,165,000    $     539,772








                                                 See Notes to Financial Statements.

                                                    OXFORD PREMIUM FINANCE, INC.
                                         (A WHOLLY OWNED SUBSIDIARY OF OXFORD BANK & TRUST)

                                                      STATEMENT OF CASH FLOWS
                                                    YEAR ENDED DECEMBER 31, 1997

Cash Flows From Operating Activities
    Net income                                                                            $          57,837
    Adjustments to reconcile net income to net cash
         provided by operating activities:
         Depreciation                                                                                44,848
         Provision for loan losses                                                                   92,300
         (Increase) in prepaid expenses and deposits                                                 (8,631)
         (Decrease) in income taxes payable                                                         (49,768)
         Increase (decrease) in accrued expenses                                                     12,650

             NET CASH PROVIDED BY OPERATING ACTIVITIES                                              149,236


Cash Flows From Investing Activities
    Purchases of furniture and equipment                                                            (11,435)
    Insurance premium finance loans made to customers,
         net of principal collections and amounts due to
         insurance companies and insured                                                           (653,137)

             NET CASH (USED IN) INVESTING ACTIVITIES                                               (664,572)


Cash Flows From Financing Activities
    Net (repayments) advances on line of credit
             NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES                                    515,336

             NET INCREASE IN CASH                                                                         -

Cash:
    Beginning                                                                                             -


    Ending                                                                                $               -




Supplemental Disclosures of Cash Flow Information
Cash payments for interest                                                                $       1,407,095


                                                 See Notes to Financial Statements.



                          OXFORD PREMIUM FINANCE, INC.
               (A WHOLLY OWNED SUBSIDIARY OF OXFORD BANK & TRUST)
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

Oxford Premium Finance, Inc. finances insurance premiums for businesses located primarily in the midwest or southeastern United States. The Company maintains its corporate and main sales office in Addison, Illinois, and has a sales office in Atlanta, Georgia.

Oxford Bank & Trust (the Bank), which is a wholly owned subsidiary of Oxford Financial Corporation, is the sole stockholder of Oxford Premium Finance, Inc.

Significant accounting policies are as follows:

Accounting estimates:  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the year. Actual results could differ from those estimates.

Insurance premium finance receivables: The receivables are reported at the amount of unpaid principal. Unearned finance charges are reported separately as a reduction of the receivable balance. Finance charges are recognized as income over the term of the receivable using the sum-of-the-months digits method, which approximates the interest method. Late fees are reported as income when collected.

The allowance for finance receivable losses is maintained at a level considered adequate to provide for potential finance receivable losses. The Company estimates its allowance for finance receivable losses based upon industry and its own historical charge-off trends as well as a case-by-case analysis of specific receivables. While management uses the best information available to make its evaluation, future adjustments to the allowance may be necessary if there are significant changes in economic conditions.

Furniture and equipment:  Furniture and equipment are stated at cost.

Depreciation is computed using the straight-line method over the estimated useful lives of the assets of five to seven years.

Income taxes:  Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

                          OXFORD PREMIUM FINANCE, INC.
               (A WHOLLY OWNED SUBSIDIARY OF OXFORD BANK & TRUST)
                         NOTES TO FINANCIAL STATEMENTS

NOTE 2. INSURANCE PREMIUM FINANCE RECEIVABLES

The insurance premium finance receivables are generally for terms of nine months, with a down payment of at least twenty percent of the total premium paid to the insurance carrier at the time the policy is written. If the customer becomes delinquent on the contract, the Company notifies the insurance company, the insurance is canceled and the unearned premium is refunded to the Company. Generally the unearned premium refunded is equal to or greater than the balance due on the contract. The Company, however, could incur a loss if the insurance company is not timely notified on policy cancellations. Also, a loss can occur if the unearned premium refund is less than the balance due on the contract and the shortfall is not recovered from the customer.

The Company has a significant amount of credit exposure to the insurance industry. Diversification of the premium finance receivables by insurance carrier tends to reduce the overall risk by minimizing the adverse impact of any single event or set of occurrences.

The composition of receivables is as follows as of December 31, 1997:

Insurance premium finance receivables              $21,860,320
Less:
Unearned finance charges                              (392,707)
Allowance for loan losses                              (80,145)


Insurance premium finance receivables, net         $21,387,468



Changes in the allowance for loan losses for the year ended December 31, 1997, are summarized as follows:

Balance, beginning                                 $    80,000
Provision charged to operations                         92,300
Loans charged off                                      (98,246)
Recoveries                                               6,091


Balance, ending                                    $    80,145



                          OXFORD PREMIUM FINANCE, INC.
               (A WHOLLY OWNED SUBSIDIARY OF OXFORD BANK & TRUST)
                         NOTES TO FINANCIAL STATEMENTS


NOTE 3. LINE OF CREDIT

The line of credit is unsecured and is due on demand to Oxford Bank & Trust. Interest is at the Bank's prime lending rate less .75%. The prime lending rate at December 31, 1997, was 8.5%.

The loan arrangement with Oxford Bank & Trust provides that, as checks issued by the Company are presented for payment, the bank automatically honors the checks with advances under the line of credit. At December 31, 1997, outstanding checks of $389,548 are included in the amount due under the line of credit.


NOTE 4. RELATED PARTY TRANSACTIONS

Oxford Financial Corporation's majority stockholder also owns 100% of a company placing business with the Company. The total finance charges from business placed by this related party were $200,117 in 1997.

The Company is provided office space and certain administrative support by Oxford Bank & Trust at no charge.

NOTE 5. INCOME TAX MATTERS

The deferred tax asset results primarily from differences in the basis of equipment and the allowance for loan losses.

No valuation allowance was considered necessary.

For the year ended December 31, 1997, $19,180 in income tax expense is currently paid or payable.


NOTE 6. PROFIT- SHARING PLAN

The Company has a defined contribution 401(k) plan which covers substantially all employees. Participants make tax deferred contributions. The Company matches contributions equal to 50% of each participant's contribution up to 6% of wages. Contributions to the plan were $10,795 for the year ended December 31, 1997.



                 TRANSFINANCIAL HOLDINGS, INC. AND SUBSIDIARIES

            DESCRIPTION OF CONDENSED PRO FORMA FINANCIAL STATEMENTS

On May 29, 1998 TransFinancial Holdings, Inc. ("TransFinancial") through its wholly-owned subsidiary, Universal Premium Acceptance Corporation ("UPAC") completed the acquisition of all of the issued and outstanding stock of Oxford Premium Finance, Inc. ("Oxford"). The purchase price was approximately $4.2 million. This transaction will be accounted for as a purchase.

The entities involved in the pro forma financial statements are TransFinancial and Oxford. TransFinancial's and Oxford's normal fiscal year is a calendar year ending December 31.

The pro forma balance sheet was prepared using the historical balance sheets of TransFinancial and Oxford as of March 31, 1998 assuming the acquisition occurred on that date. TransFinancial previously reported its information on Form 10-Q.

The fiscal year ending December 31, 1997 and three months ending March 31, 1998 pro forma income statements were prepared using the historical income statements of TransFinancial and Oxford for the year ended December 31, 1997 and three months ended March 31, 1998, assuming the acquisition occurred on January 1, 1997, and January 1, 1998, respectively. TransFinancial's historical information was previously reported on Form 10-K and Form 10-Q, respectively.

                                           TRANSFINANCIAL HOLDINGS, INC. AND SUBSIDIARIES
                                                 CONDENSED PRO FORMA BALANCE SHEET
                                                        AS OF MARCH 31, 1998
                                                            (Unaudited)

                                                           (in thousands)
                                                        Historical                    Pro Forma     Pro Forma

                                       TransFinancial     Oxford     Combined        Adjustments     Combined

Current Assets
    Cash & short term investments         $   3,816     $        -   $     3,816   $         -        $     3,816

    Finance accounts receivable              15,576         21,708        37,284          (262) (1)        14,380
                                                                                       (18,463) (2)
                                                                                        (4,179) (3)
    Freight accounts receivable              15,793              -        15,793                           15,793
    Current deferred tax asset                1,349              -         1,349           285  (1)         1,634
    Other current assets                      2,724             60         2,784           (23) (1)         2,761
    AFS net assets                            6,704              -         6,704             -              6,704

         Total current assets                45,962         21,768        67,730       (22,642)            45,088


Net Operating Property                       35,807             79        35,886           (65) (1)        35,821

Intangibles and Other Assets                  9,854              -         9,854           428  (1)        11,730
                                                                                         1,448  (3)

                                          $  91,623     $   21,847   $   113,470   $   (20,831)       $    92,639



LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
    Cash overdrafts                       $   2,436     $        -   $     3,055    $        -        $     2,436
    Accounts payable                          4,350            640         4,990                            4,990
    Secured notes payable                     1,851         18,463        19,695       (18,463)  (2)        1,851
    Other accrued expenses                    8,176             13         8,189           363   (1)        8,552

         Total current liabilities           16,813         19,116        35,929       (18,100)            17,829


Deferred Income Taxes                         2,145              -         2,145                            2,145

Shareholders' Equity                         72,665          2,731        75,396        (2,731)  (3)       72,665

                                          $  91,623     $   21,847   $   113,470    $  (20,831)       $    92,639



This proforma balance sheet should be read in conjunction with the related Description and Notes to Condensed Pro Forma Financial
Statements and the Registrant's financial statements contained in its Form 10-Q and Form 10-K filings.


                                           TRANSFINANCIAL HOLDINGS, INC. AND SUBSIDIARIES
                                              CONDENSED PRO FORMA STATEMENT OF INCOME
                                                FOR THE YEAR ENDED DECEMBER 31, 1997
                                                            (Unaudited)

                                              (in thousands, except per share amounts)
                                                        Historical                    Pro Forma      Pro Forma

                                       TransFinancial     Oxford     Combined        Adjustments     Combined

Operating Revenue                         $   133,687   $    1,148   $   134,835    $       24   (3) $   134,859

Operating Expenses:
    Salaries, wages & employee
         benefits                              74,622          544        75,166          (202)  (2)      74,964
    Operating supplies & expenses              19,605          390        19,995                          19,995
    Provision for credit losses                   950           92         1,042                           1,042
    Operating taxes & licenses                  3,324                      3,324                           3,324
    Insurance & claims                          3,051                      3,051                           3,051
    Depreciation & amortization                 4,758           45         4,803           125   (1)       4,888
                                                                                           (40)  (2)
    Purchased transportation                   25,441                     25,441                          25,441

         Total operating expenses             131,751        1,071       132,822          (117)          132,705


Operating Income                                1,936           77         2,013           141             2,154

Nonoperating Income (Expense)                     689            -           689             -               689


Income Before Income Taxes                      2,625           77         2,702           141             2,843


Income Tax Provision                            1,525           19         1,544           107   (4)       1,651

Net Income                                $     1,100   $       58   $     1,158    $       34       $     1,192



Basic Average
    Shares Outstanding                          6,214                                                      6,214


Basic Earnings Per Share                  $      0.18                                                $      0.19




Diluted Average
    Shares Outstanding                          6,266                                                      6,266


Diluted Earnings Per Share                $      0.18                                                $      0.19



This pro forma statement of income should be read in conjunction with the related Description and Notes to Condensed Pro Forma
Financial Statements and the Registrant's financial statements contained in its Form 10-Q and Form 10-K filings with the Commission.

                                           TRANSFINANCIAL HOLDINGS, INC. AND SUBSIDIARIES
                                              CONDENSED PRO FORMA STATEMENT OF INCOME
                                             FOR THE THREE MONTHS ENDED MARCH 31, 1998
                                                            (Unaudited)

                                              (in thousands, except per share amounts)
                                                        Historical                    Pro Forma      Pro Forma

                                       TransFinancial     Oxford     Combined        Adjustments     Combined

Operating Revenue                          $   37,003   $      292   $    37,295    $        4  (3)   $   37,299

Operating Expenses:
  Salaries, wages & employee
    benefits                                   21,647          124        21,771           (50) (2)       21,721
  Operating supplies & expenses                 5,002           95         5,097                           5,097
  Provision for credit losses                      93           24           117                             117
  Operating taxes & licenses                      845            -           845                             845
  Insurance & claims                              746                        746                             746
  Depreciation & amortization                   1,292           11         1,303            31  (1)        1,324
                                                                                    (10)    (2)
  Purchased transportation                      7,078            -         7,078                           7,078

         Total operating expenses              36,703          254        36,957           (29)           36,928


Operating Income                                  300           38           338            33               371

Nonoperating Income (Expense)                      51            -            51             -                51


Income Before Income Taxes                        351           38           389            33               422

Income Tax Provision                              190           12           202            26  (4)          228

Net Income                                 $      161   $       26   $       187    $        7        $      194



Basic Average
    Shares Outstanding                          6,053                                                      6,053


Basic Earnings Per Share                   $     0.03                                                 $     0.03




Diluted Average
    Shares Outstanding                          6,124                                                      6,124


Diluted Earnings Per Share                 $     0.03                                                 $     0.03




This pro forma statement of income should be read in conjunction with the related Description and Notes to Condensed Pro Forma
Financial Statements and the Registrant's financial statements contained in its Form 10-Q and Form 10-K filings with the Commission.



                 TRANSFINANCIAL HOLDINGS, INC. AND SUBSIDIARIES

               NOTES TO CONDENSED PRO FORMA FINANCIAL STATEMENTS

1. These Notes to Condensed Pro Forma Financial Statements are not intended to disclose all data of significance related to the historical financial statements of the entities. The Notes and the related Condensed Pro Forma Financial Statements should be read in conjunction with the historical interim and annual financial statements of TransFinancial Holdings, Inc. ("TransFinancial") filed with the Commission on Forms 10-Q and 10-K. TransFinancial knows of no material non-recurring credits or charges from the acquisition of Oxford Premium Finance, Inc. ("Oxford") from Oxford Bank & Trust Company that will be included in TransFinancial's statement of income subsequent to May 29, 1998 (the date of acquisition).

2.  Pro Forma balance sheet adjustments

    See Description of Condensed Pro Forma Financial Statements for a description of the historical balance sheets used to prepare the Condensed Pro Forma Balance Sheet. The following descriptions correspond to the numbering of the adjustments set forth on the Condensed Pro Forma Balance Sheet.

    (1) The historical carrying values of certain assets and liabilities have been adjusted to the estimated fair value of such assets and liabilities as follows; the finance accounts receivables of Oxford were adjusted to their estimated fair market value; a reserve had been provided for the fair value of furniture and other equipment; deferred tax assets relating to reserves provided; and, liabilities have been established at fair value for certain compensation and benefits payable to employees of Oxford and other commitments resulting from the acquisition.

    (2) Concurrent with the closing of the acquisition, UPAC amended its receivable securitization agreement to permit the sale of Oxford's finance receivables under the arrangement. Effective at closing Oxford sold a portion of its receivables with the proceeds utilized to repay the balance outstanding under its former line of credit.

    (3)  To record the acquisition as follows:
                                                                 (in thousands)

         Purchase price paid to Oxford shareholder                   $     4,178

         Fair value of assets acquired and liabilities assumed             2,302


         Intangibles acquired, including goodwill                    $     1,876




UPAC sold additional eligible receivables under its securitization agreement with the proceeds utilized to pay the purchase price to Oxford's sole shareholder.

                 TRANSFINANCIAL HOLDINGS, INC. AND SUBSIDIARIES

               NOTES TO CONDENSED PRO FORMA FINANCIAL STATEMENTS


3.  Pro Forma income statement adjustments.

See Description of Condensed Pro Forma Financial Statements for a description of
the historical income statements used    to prepare the Condensed Pro Forma
Income Statements. For consistency of presentation, the historical operating revenues of Oxford are shown net of interest expense on borrowings secured by finance receivables. The following descriptions correspond to the numbering of the adjustments and eliminations set forth on the Condensed Pro Forma Income Statements.

    (1) Amortization of intangibles, including goodwill, arising in the acquisition using the straight-line method of amortization over an estimated useful life of 15 years.

    (2) Adjustment to reflect the elimination of the salary benefits of the former president of Oxford, who retired effective on the acquisition date and the adjustment of depreciation on fixed assets recorded at fair market value.

         Not reflected in the above adjustments are the elimination of salaries, wages and employee benefits and certain operating expenses which the Company expects to realize as Oxford's operations are integrated into UPAC's.

    (3) Adjustment to reflect the elimination of interest expense on Oxford's former line of credit, which was terminated and repaid under the terms of the Stock Purchase Agreement, and the costs of selling an additional $4.2 million of UPAC's receivables and approximately $18 million of Oxford's receivables under UPAC's securitization agreement.

    (4) Adjustment to record an income tax provision for the net pro forma adjustments to income before income taxes at TransFinancial's combined federal and state tax rate, adjusted for the non-deductibility of goodwill and intangibles amortization.




                                   SIGNATURES

Pursuant to the requirements of Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                              TRANSFINANCIAL HOLDINGS, INC.


                              By:  /s/ Timothy P. O'Neil

                              Timothy P. O'Neil, President and
                              Chief Executive Officer




Date:  June 12, 1998


                                 EXHIBIT INDEX


Exhibit
  No.                              Description




 2(a) Stock Purchase Agreement by and between Universal Premium Acceptance Corporation and Oxford Bank & Trust Company dated April 29, 1998.

10(a) Amendment No. 4 to Receivables Purchase Agreement by and among APR Funding Corporation, Universal Premium Acceptance Corporation, TransFinancial Holdings, Inc., EagleFunding Capital Corporation and BankBoston, N.A., dated May 29, 1998.